EXHIBIT 99.3 – Supplemental, Unaudited Financial Information

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	AS OF OR FOR THE
	THREE MONTHS ENDED		%
	March 31,		INCREASE
	2021	2020	(DECREASE)
EARNINGS PERFORMANCE
Net Income	$8,787	$4,166	110.92%
Return on Average Assets (Annualized)	1.57%	1.02%	53.92%
Return on Average Equity (Annualized)	11.72%	6.74%	73.89%

BALANCE SHEET HIGHLIGHTS
Total Assets	$2,333,595	$1,629,445	43.21%
Available-for-Sale Debt Securities	366,376	342,416	7.00%
Loans (Net)	1,602,926	1,156,143	38.64%
Allowance for Loan Losses	11,661	11,330	2.92%
Deposits	1,923,925	1,249,912	53.92%

OFF-BALANCE SHEET
Outstanding Balance of Mortgage Loans Sold with Servicing Retained	$295,504	$182,410	62.00%
Trust Assets Under Management	1,142,573	869,636	31.39%

STOCKHOLDERS' VALUE (PER COMMON SHARE)
Net Income - Basic	$0.55	$0.30	83.33%
Net Income - Diluted	$0.55	$0.30	83.33%
Dividends - Quarterly	$0.27	$0.27	0.00%
Common Book Value	$18.75	$18.22	2.91%
Tangible Common Book Value (a)	$15.24	$16.08	(5.22)%
Market Value (Last Trade)	$23.78	$20.00	18.90%
Market Value / Common Book Value	126.83%	109.77%	15.54%
Market Value / Tangible Common Book Value	156.04%	124.38%	25.45%
Price Earnings Multiple (Annualized)	10.81	16.67	(35.15)%
Dividend Yield (Annualized)	4.54%	5.40%	(15.93)%
Common Shares Outstanding, End of Period	15,999,814	13,787,160	16.05%

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	AS OF OR FOR THE
	THREE MONTHS ENDED		%
	March 31,		INCREASE
	2021	2020	(DECREASE)
SAFETY AND SOUNDNESS
Tangible Common Equity / Tangible Assets (a)	10.71%	13.85%	(22.67)%
Nonperforming Assets / Total Assets	1.07%	0.99%	8.08%
Allowance for Loan Losses / Total Loans	0.72%	0.97%	(25.77)%
Total Risk Based Capital Ratio (b)	18.15%	21.07%	(13.86)%
Tier 1 Risk Based Capital Ratio (b)	16.19%	19.40%	(16.55)%
Common Equity Tier 1 Risk Based Capital Ratio (b)	16.19%	19.40%	(16.55)%
Leverage Ratio (b)	10.88%	13.21%	(17.64)%

AVERAGE BALANCES
Average Assets	$2,242,686	$1,637,165	36.99%
Average Equity	$299,889	$247,402	21.22%

EFFICIENCY RATIO (c)
Net Interest Income on a Fully Taxable-Equivalent
Basis (c)	$20,356	$14,506	40.33%
Noninterest Income	6,782	5,281	28.42%
Total (1)	$27,138	$19,787	37.15%
Noninterest Expense Excluding Merger Expenses (2)	$15,709	$12,912	21.66%
Efficiency Ratio = (2)/(1)	57.89%	65.25%	(11.28)%

(a)Tangible book value per common share and tangible common equity as a percentage of tangible assets are non-U.S. GAAP ratios.  Management believes this non-GAAP information is helpful in evaluating the strength of the Corporation's capital and in providing an alternative, conservative valuation of the Corporation's net worth.  The ratios shown above are based on the following calculations of tangible assets and tangible common equity:

Total Assets	$2,333,595	$1,629,445
Less: Intangible Assets, Primarily Goodwill	(56,222)	(29,573)
Tangible Assets	$2,277,373	$1,599,872
Total Stockholders' Equity	$300,056	$251,228
Less: Intangible Assets, Primarily Goodwill	(56,222)	(29,573)
Tangible Common Equity (3)	$243,834	$221,655

Common Shares Outstanding, End of Period (4)	15,999,814	13,787,160
Tangible Common Book Value per Share = (3)/(4)	$15.24	$16.08

(b)Capital ratios for the most recent period are estimated.

(c)The efficiency ratio is a non-GAAP ratio that is calculated as shown above.  For purposes of calculating the efficiency ratio, net interest income on a fully taxable-equivalent basis includes amounts of interest income on tax-exempt securities and loans that have been increased to a fully taxable-equivalent basis, using the Corporation's marginal federal income tax rate of 21%. In the calculation above, management excluded merger-related expenses.

QUARTERLY CONDENSED, CONSOLIDATED

INCOME STATEMENT INFORMATION

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	For the Three Months Ended :
	March 31,	December 31,	September 30,	June 30,	March 31,
	2021	2020	2020	2020	2020
Interest income	$21,754	$21,859	$21,751	$16,513	$17,037
Interest expense	1,671	2,104	2,469	2,267	2,755
Net interest income	20,083	19,755	19,282	14,246	14,282
Provision (credit) for loan losses	259	620	1,941	(176)	1,528
Net interest income after provision (credit) for loan losses	19,824	19,135	17,341	14,422	12,754
Noninterest income	6,782	6,565	6,970	5,528	5,281
Net gains on securities	0	144	25	0	0
Loss on prepayment of borrowings	0	1,636	0	0	0
Merger-related expenses	0	182	6,402	983	141
Other noninterest expenses	15,709	15,775	14,648	12,274	12,912
Income before income tax provision	10,897	8,251	3,286	6,693	4,982
Income tax provision	2,110	1,481	438	1,255	816
Net income	$8,787	$6,770	$2,848	$5,438	$4,166
Net income attributable to common shares	$8,722	$6,727	$2,830	$5,405	$4,146
Basic earnings per common share	$0.55	$0.43	$0.18	$0.39	$0.30
Diluted earnings per common share	$0.55	$0.43	$0.18	$0.39	$0.30

QUARTERLY CONDENSED, CONSOLIDATED

BALANCE SHEET INFORMATION

(In Thousands) (Unaudited)

	As of:
	March 31,	December 31,	September 30,	June 30,	March 31,
	2021	2020	2020	2020	2020
ASSETS
Cash & Due from Banks	$207,145	$101,857	$174,478	$77,642	$32,678
Available-for-Sale Debt Securities	366,376	349,332	340,545	332,188	342,416
Loans, Net	1,602,926	1,632,824	1,680,617	1,230,387	1,156,143
Bank-Owned Life Insurance	30,247	30,096	29,942	18,843	18,745
Bank Premises and Equipment, net	20,740	21,526	21,504	18,332	18,023
Intangible Assets	56,222	56,356	56,585	29,511	29,573
Other Assets	49,939	47,109	49,122	38,563	31,867
TOTAL ASSETS	$2,333,595	$2,239,100	$2,352,793	$1,745,466	$1,629,445

LIABILITIES
Deposits	$1,923,925	$1,820,469	$1,871,514	$1,381,178	$1,249,912
Borrowed Funds	60,230	74,630	143,657	87,308	110,551
Subordinated Debt	16,534	16,553	16,572	6,500	6,500
Other Liabilities	32,850	27,692	24,734	14,689	11,254
TOTAL LIABILITIES	2,033,539	1,939,344	2,056,477	1,489,675	1,378,217

STOCKHOLDERS' EQUITY
Common Stockholders' Equity, Excluding Accumulated Other Comprehensive Income	293,097	287,961	284,707	244,080	241,754
Accumulated Other Comprehensive Income:
Net Unrealized Gains on Available-for-sale Securities	6,847	11,676	11,376	11,472	9,230
Defined Benefit Plans	112	119	233	239	244
TOTAL STOCKHOLDERS' EQUITY	300,056	299,756	296,316	255,791	251,228
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$2,333,595	$2,239,100	$2,352,793	$1,745,466	$1,629,445

AVAILABLE-FOR-SALE DEBT SECURITIES

(In Thousands)

	March 31, 2021		December 31, 2021
	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value
Obligations of the U.S. Treasury	$15,117	$15,085	$12,184	$12,182
Obligations of U.S. Government agencies	24,763	24,992	25,349	26,344
Obligations of states and political subdivisions:
Tax-exempt	120,974	125,118	116,427	122,401
Taxable	51,823	52,538	45,230	47,452
Mortgage-backed securities issued or guaranteed by U.S. Government agencies or sponsored agencies:
Residential pass-through securities	38,790	39,757	36,853	38,176
Residential collateralized mortgage obligations	52,715	53,971	56,048	57,467
Commercial mortgage-backed securities	53,528	54,915	42,461	45,310
Total Available-for-Sale Debt Securities	$357,710	$366,376	$334,552	$349,332

Summary of Loans by Type

(Excludes Loans Held for Sale)

(In Thousands)

	March 31,	December 31,	March 31,
	2021	2020	2020
Commercial:
Commercial loans secured by real estate	$524,886	$531,810	$295,860
Commercial and industrial	155,828	159,577	132,308
Paycheck Protection Program - 1st Draw	71,708	132,269	0
Paycheck Protection Program - 2nd Draw	66,127	0	0
Political subdivisions	49,860	53,221	43,613
Commercial construction and land	45,307	42,874	33,340
Loans secured by farmland	10,897	11,736	11,524
Multi-family (5 or more) residential	54,049	55,811	32,370
Agricultural loans	2,460	3,164	3,886
Other commercial loans	16,315	17,289	16,430
Total commercial	997,437	1,007,751	569,331
Residential mortgage:
Residential mortgage loans - first liens	518,392	532,947	508,387
Residential mortgage loans - junior liens	25,402	27,311	27,028
Home equity lines of credit	39,083	39,301	32,090
1-4 Family residential construction	18,376	20,613	14,121
Total residential mortgage	601,253	620,172	581,626
Consumer	15,897	16,286	16,516
Total	1,614,587	1,644,209	1,167,473
Less: allowance for loan losses	(11,661)	(11,385)	(11,330)
Loans, net	$1,602,926	$1,632,824	$1,156,143

ANALYSIS OF THE ALLOWANCE FOR LOAN LOSSES

(In Thousands)

	3 Months	3 Months	3 Months	Year
	Ended	Ended	Ended	Ended
	March 31,	December 31,	March 31,	December 31,
	2021	2020	2020	2020
Balance, beginning of period	$11,385	$10,753	$9,836	$9,836
Charge-offs	(11)	(22)	(48)	(2,465)
Recoveries	28	34	14	101
Net recoveries (charge-offs)	17	12	(34)	(2,364)
Provision for loan losses	259	620	1,528	3,913
Balance, end of period	$11,661	$11,385	$11,330	$11,385

PAST DUE AND IMPAIRED LOANS, NONPERFORMING ASSETS

AND TROUBLED DEBT RESTRUCTURINGS (TDRs)

(Dollars In Thousands)

	March 31,	December 31,	March 31,
	2021	2020	2020
Impaired loans with a valuation allowance	$9,354	$8,082	$6,709
Impaired loans without a valuation allowance	2,023	2,895	1,581
Purchased credit impaired loans	6,781	6,841	305
Total impaired loans	$18,158	$17,818	$8,595

Total loans past due 30-89 days and still accruing	$6,777	$5,918	$8,372

Nonperforming assets:
Purchased credit impaired loans	$6,781	$6,841	$305
Other nonaccrual loans	15,335	14,575	12,004
Total nonaccrual loans	22,116	21,416	12,309
Total loans past due 90 days or more and still accruing	1,285	1,975	2,093
Total nonperforming loans	23,401	23,391	14,402
Foreclosed assets held for sale (real estate)	1,472	1,338	1,685
Total nonperforming assets	$24,873	$24,729	$16,087

Loans subject to troubled debt restructurings (TDRs):
Performing	$302	$166	$372
Nonperforming	6,883	7,285	1,730
Total TDRs	$7,185	$7,451	$2,102

Total nonperforming loans as a % of loans	1.45%	1.42%	1.23%
Total nonperforming assets as a % of assets	1.07%	1.10%	0.99%
Allowance for loan losses as a % of total loans	0.72%	0.69%	0.97%
Credit adjustment on purchased non-impaired loans and allowance for loan losses as a % of total loans and the credit adjustment (a)	1.04%	1.05%	1.06%
Allowance for loan losses as a % of nonperforming loans	49.83%	48.67%	78.67%
(a) Credit adjustment on purchased non-impaired loans at end of period	$5,182	$5,979	$1,011
Allowance for loan losses	11,661	11,385	11,330
Total credit adjustment on purchased non-impaired loans at end of period and allowance for loan losses (1)	$16,843	$17,364	$12,341
Total loans receivable	$1,614,587	$1,644,209	$1,167,473
Credit adjustment on purchased non-impaired loans at end of period	5,182	5,979	1,011
Total (2)	$1,619,769	$1,650,188	$1,168,484
Credit adjustment on purchased non-impaired loans and allowance for loan losses as a % of total loans and the credit adjustment (1)/(2)	1.04%	1.05%	1.06%

ADJUSTMENTS TO GROSS AMORTIZED COST OF LOANS

(In Thousands)
	Three Months Ended
	March 31,	December 31,	March 31,
	2021	2020	2020
Market Rate Adjustment
Adjustments to gross amortized cost of loans at beginning of period	$718	$1,354	$(1,415)
(Amortization) accretion recognized in interest income	(366)	(636)	147
Adjustments to gross amortized cost of loans at end of period	$352	$718	$(1,268)
Credit Adjustment on Non-impaired Loans
Adjustments to gross amortized cost of loans at beginning of period	$(5,979)	$(7,127)	$(1,216)
Accretion recognized in interest income	797	1,148	205
Adjustments to gross amortized cost of loans at end of period	$(5,182)	$(5,979)	$(1,011)

PURCHASED CREDIT IMPAIRED (PCI) LOANS

(In Thousands)
	March 31,	December 31,	March 31,
	2021	2020	2020
Outstanding balance	$10,256	$10,316	$408
Carrying amount	6,781	6,841	305

COMPARISON OF INTEREST INCOME AND EXPENSE

(In Thousands)

	Three Months Ended
	March 31,	December 31,	March 31,
	2021	2020	2020
INTEREST INCOME
Interest-bearing due from banks	$50	$60	$81
Available-for-sale debt securities:
Taxable	1,113	1,083	1,588
Tax-exempt	801	795	545
Total available-for-sale debt securities	1,914	1,878	2,133
Loans receivable:
Taxable	17,493	18,144	14,461
Paycheck Protection Program -1st Draw	1,812	1,495	0
Paycheck Protection Program - 2nd Draw	186	0	0
Tax-exempt	553	529	575
Total loans receivable	20,044	20,168	15,036
Other earning assets	19	19	11
Total Interest Income	22,027	22,125	17,261

INTEREST EXPENSE
Interest-bearing deposits:
Interest checking	221	232	243
Money market	306	309	263
Savings	55	55	64
Time deposits	696	909	1,585
Total interest-bearing deposits	1,278	1,505	2,155
Borrowed funds:
Short-term	15	32	198
Long-term	134	321	295
Subordinated debt	244	246	107
Total borrowed funds	393	599	600
Total Interest Expense	1,671	2,104	2,755

Net Interest Income	$20,356	$20,021	$14,506

Note: Interest income from tax-exempt securities and loans has been adjusted to a fully tax-equivalent basis, using the Corporation’s marginal federal income tax rate of 21%.

ANALYSIS OF AVERAGE DAILY BALANCES AND RATES

(Dollars in Thousands)

	3 Months		3 Months		3 Months
	Ended	Rate of	Ended	Rate of	Ended	Rate of
	3/31/2021	Return/	12/31/2020	Return/	3/31/2020	Return/
	Average	Cost of	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Interest-bearing due from banks	$92,619	0.22%	$116,475	0.20%	$19,401	1.68%
Available-for-sale debt securities, at amortized cost:
Taxable	217,733	2.07%	217,321	1.98%	265,157	2.41%
Tax-exempt	117,532	2.76%	113,888	2.78%	69,850	3.14%
Total available-for-sale debt securities	335,265	2.32%	331,209	2.26%	335,007	2.56%
Loans receivable:
Taxable	1,428,721	4.97%	1,454,733	4.96%	1,108,118	5.25%
Paycheck Protection Program - 1st Draw	104,367	7.04%	152,504	3.90%	0	0.00%
Paycheck Protection Program - 2nd Draw	34,197	2.21%	0	0.00%	0	0.00%
Tax-exempt	67,301	3.33%	62,309	3.38%	60,367	3.83%
Total loans receivable	1,634,586	4.97%	1,669,546	4.81%	1,168,485	5.18%
Other earning assets	2,851	2.70%	2,390	3.16%	1,460	3.03%
Total Earning Assets	2,065,321	4.33%	2,119,620	4.15%	1,524,353	4.55%
Cash	23,796		31,312		18,042
Unrealized gain/loss on securities	12,890		13,875		8,176
Allowance for loan losses	(11,739)		(11,107)		(10,015)
Bank-owned life insurance	30,154		30,002		18,677
Bank premises and equipment	21,348		21,539		17,732
Intangible assets	56,288		56,863		29,607
Other assets	44,628		45,491		30,593
Total Assets	$2,242,686		$2,307,595		$1,637,165

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$355,993	0.25%	$371,425	0.25%	$227,069	0.43%
Money market	406,841	0.31%	389,993	0.32%	200,691	0.53%
Savings	213,437	0.10%	202,679	0.11%	168,971	0.15%
Time deposits	370,555	0.76%	416,281	0.87%	381,621	1.67%
Total interest-bearing deposits	1,346,826	0.38%	1,380,378	0.43%	978,352	0.89%
Borrowed funds:
Short-term	14,365	0.42%	27,422	0.46%	44,882	1.77%
Long-term	52,847	1.03%	93,835	1.36%	64,065	1.85%
Subordinated debt	16,543	5.98%	16,562	5.91%	6,500	6.62%
Total borrowed funds	83,755	1.90%	137,819	1.73%	115,447	2.09%
Total Interest-bearing Liabilities	1,430,581	0.47%	1,518,197	0.55%	1,093,799	1.01%
Demand deposits	484,286		465,252		281,893
Other liabilities	27,930		26,746		14,071
Total Liabilities	1,942,797		2,010,195		1,389,763
Stockholders' equity, excluding accumulated other comprehensive income/loss	289,591		286,209		240,718
Accumulated other comprehensive income/loss	10,298		11,191		6,684
Total Stockholders' Equity	299,889		297,400		247,402
Total Liabilities and Stockholders' Equity	$2,242,686		$2,307,595		$1,637,165
Interest Rate Spread		3.86%		3.60%		3.54%
Net Interest Income/Earning Assets		4.00%		3.76%		3.83%

Total Deposits (Interest-bearing and Demand)	$1,831,112		$1,845,630		$1,260,245

(1)Annualized rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using the Corporation’s marginal federal income tax rate of 21%.

(2)	Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.
(3)	Rates of return on earning assets and costs of funds have been presented on an annualized basis.

COMPARISON OF NONINTEREST INCOME

(In Thousands)

	Three Months Ended
	March 31,	December 31,	March 31,
	2021	2020	2020
Trust revenue	$1,626	$1,682	$1,479
Brokerage and insurance revenue	326	365	355
Service charges on deposit accounts	1,015	1,105	1,250
Interchange revenue from debit card transactions	881	817	731
Net gains from sales of loans	1,064	1,472	315
Loan servicing fees, net	248	198	(14)
Increase in cash surrender value of life insurance	150	154	104
Other noninterest income	1,472	772	1,061
Total noninterest income, excluding realized gains on securities, net	$6,782	$6,565	$5,281

COMPARISON OF NONINTEREST EXPENSE

(In Thousands)

	Three Months Ended
	March 31,	December 31,	March 31,
	2021	2020	2020
Salaries and employee benefits	$8,895	$9,998	$7,378
Net occupancy and equipment expense	1,304	1,194	1,103
Data processing and telecommunications expenses	1,380	1,357	1,224
Automated teller machine and interchange expense	337	319	297
Pennsylvania shares tax	491	422	422
Professional fees	547	427	379
Other noninterest expense	2,755	2,058	2,109
Total noninterest expense, excluding merger-related expenses and loss on prepayment of borrowings	15,709	15,775	12,912
Merger-related expenses	0	182	141
Loss on prepayment of borrowings	0	1,636	0
Total noninterest expense	$15,709	$17,593	$13,053